Income Taxes	9 Months Ended
Sep. 30, 2022
Income Tax Disclosure [Abstract]
Income Taxes
16.	INCOME TAXES
We are subject to U.S. federal and state taxes with respect to our allocable share of any taxable income or loss of Holdings, as well as any stand-alone income or loss we generate. Holdings is treated as a partnership for U.S. income tax purposes and for most applicable state and local income tax purposes and generally does not pay income taxes in most jurisdictions. Instead, Holdings’ taxable income or loss is passed through to its Members, including us. Despite its status as a partnership in the United States, Holdings’ foreign subsidiaries are taxable entities operating in foreign jurisdictions. As such, these foreign subsidiaries may record a tax expense or benefit in jurisdictions where a valuation allowance has not been recorded.
As part of the Business Combination, the Company entered into the TRA with certain shareholders that will represent approximately 85% of the calculated tax savings based on the portion of basis adjustments on future exchanges of Holding’s units and other carryforward attributes assumed that we anticipate being able to utilize in future years. As of September 30, 2022, there have been no exchanges of units that would generate a deferred tax asset for the Company or a liability under the TRA.
On a quarterly basis, the Company estimates the effective tax rate expected to be applicable for the full year and makes changes, if necessary, based on new information or events. The estimated annual effective tax rate is forecasted based on actual historical information and forward-looking estimates and is used to provide for income taxes in interim reporting periods. The Company also recognizes the tax impact of certain unusual or infrequently occurring items, such as the effects of changes in tax laws or rates and impacts from settlements with tax authorities, discretely in the quarter in which they occur. The Company recorded income tax expense (benefit) of $234 and $67 for the three months ended September 30, 2022 and 2021, respectively, and ($48) and $209 for the nine months ended September 30, 2022 and 2021, respectively.
The Company continues to evaluate its deferred tax assets each period to determine if a valuation allowance is required based on whether it is more likely than not that some portion of these deferred tax assets will not be realized. As of September 30, 2022, management concluded that it is more likely than not that a substantial portion of our federal deferred tax assets will be realized. As part of our analysis, we considered both positive and negative factors that impact profitability and whether those factors would lead to a change in the estimate of our deferred tax assets that may be realized in the future. Based on our analysis, we have recorded a valuation allowance on the foreign deferred tax assets as of September 30, 2022. The Company will continue to assess the likelihood of the realization of its deferred tax assets and the valuation allowance will be adjusted accordingly.